LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND

June 1, 2000

Dear Shareholder,

During the six-month period ended April 30, 2000, the J.P. Morgan Institutional Treasury Money Market Fund posted a 2.71% return, besting the 2.56% return of the Lipper Institutional U.S. Treasury Money Market Funds Average. The fund's current seven-day yield is 5.64%.

The fund maintained a stable net asset value of $1.00 over the period. On April 30, 2000, the net assets of the fund were approximately $335.7 million, while the assets of The Treasury Money Market Portfolio, in which the fund invests, amounted to approximately $1.1 billion. Dividends of approximately $0.03 per share were paid from ordinary income.

This report includes a discussion with Mark Settles, the portfolio manager primarily responsible for The Treasury Money Market Portfolio. In this interview, Mark talks about the events of the previous six months that had the greatest effect on the portfolio and discusses his investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,


/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS............ 1  GLOSSARY OF TERMS.................. 5
FUND PERFORMANCE...................... 2  FUND FACTS AND HIGHLIGHTS.......... 6
PORTFOLIO MANAGER Q&A................. 3  FINANCIAL STATEMENTS............... 8
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


PERFORMANCE                                                   TOTAL RETURNS         AVERAGE ANNUAL TOTAL RETURNS
                                                             -------------------    ------------------------------
                                                              THREE       SIX       ONE         SINCE
AS OF APRIL 30, 2000                                          MONTHS      MONTHS    YEAR        INCEPTION*
--------------------------------------------------------------------------------    ------------------------------
J.P. Morgan Institutional Treasury
   Money Market Fund                                          1.39%       2.71%     5.21%       5.29%
Lipper Institutional U.S.
   Treasury Money Market Funds Average**                      1.31%       2.56%     4.87%       4.91%

AS OF MARCH 31, 2000
--------------------------------------------------------------------------------    ------------------------------
J.P. Morgan Institutional Treasury
   Money Market Fund                                          1.36%       2.66%     5.12%       5.28%
Lipper Institutional U.S.
   Treasury Money Market Funds Average**                      1.28%       2.50%     4.78%       4.89%

* THE FUND COMMENCED OPERATIONS ON JULY 8, 1997, AND HAS PROVIDED A TOTAL RETURN OF 5.31% FROM THAT DATE THROUGH APRIL 30, 2000. FOR THE PURPOSE OF COMPARISON, THE OSINCE INCEPTIONO RETURNS IN THE TABLE ABOVE ARE CALCULATED FROM JULY 31, 1997, THE FIRST DATE WHEN DATA FOR THE FUND AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

** DESCRIBES THE AVERAGE TOTAL RETURN OF ALL FUNDS IN THE INDICATED LIPPER CATEGORY, AS DEFINED BY LIPPER INC., AND DOES NOT TAKE INTO ACCOUNT APPLICABLE SALES CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE SEVEN-DAY YIELD MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND THAN THE TOTAL RETURN QUOTATION.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with MARK SETTLES, vice president and member of the portfolio management team for The Treasury Money Market Portfolio, in which the fund invests. Mark joined Morgan in 1994. He spent five years trading dollar- and euro-denominated fixed income products in our New York and London offices before coming to J.P. Morgan Investment Management. Prior to joining Morgan, he was a foreign exchange trader at The First National Bank of Chicago and a teacher of government at The Paideia School in Atlanta, Georgia. Mark holds a B.A. in Economics from Columbia University and a Masters of Management from Northwestern University. This interview was conducted on May 12, 2000, and reflects Mark's views on that date.

LET'S REVIEW THE PAST SIX MONTHS. IT'S BEEN AN INCREDIBLY TURBULENT PERIOD IN FIXED INCOME MARKETS. WHAT CAUSED IT?

MS: There were three main themes that dominated and destabilized fixed income markets during this period. The first was interest rates. The Federal Reserve Board has raised rates five times, in quarter point installments, since last June. The common perception is that it will continue to raise rates, perhaps substantially, by summer's end, in order to slow our economy and curb inflationary growth.

The second central theme was the government's announcement that it would use part of the budget surplus to retire much of its long-term debt, its first such effort in 70 years. This promise has been held to fairly aggressively. And, in fact, the Treasury recently affirmed its intention to retire $30 billion in debt this year. It was also announced that fewer auctions would be held in the future, thereby further reducing security supplies. This significant reduction in supply, coupled with strong investor demand, led to a decline in long-term yields, to the point where they are now less than short-term yields. In other words, we are experiencing a classic inverted yield curve, one that has driven many investors to chase Treasuries, or to sit out of the market altogether, at the expense of spread products.

The final major theme, although there were several minor ones, was speculation about whether the government would withdraw its support of the quasi-governmental housing agencies. Public comments suggesting this might happen caused gyrations in the credit markets. This said, we don't think a withdrawal of support would be politically digestible, particularly during an election year.

HOW DID THE PORTFOLIO PERFORM DURING THIS PERIOD?

MS: Our performance was outstanding over the past six months, the beneficiary of a significant concentration, on the order of 75%, in overnight repurchase agreements, which march in lockstep with the federal funds rate. This kind of portfolio construction allowed our returns to benefit from the Fed's incremental tightening since last November and before.

WHAT ABOUT THE MUCH ANTICIPATED, EVEN DREADED, TURNING OF THE NEW YEAR? DID Y2K END UP HAVING ANY EFFECT ON THE FIXED INCOME MARKETS?

MS: No, not really. It turned out to be a non-event, largely because of the extensive preparation for it that was undertaken by our government and the financial services community.

WE'VE HEARD A LOT ABOUT THE FLIGHT TO QUALITY, WHEN NERVOUS INTERNATIONAL INVESTORS SEEK TREASURIES AND OTHER DOMESTIC FIXED INCOME INVESTMENTS DURING TIMES OF TROUBLE. GIVEN THE VOLATILITY HERE LATELY, HAVE YOU SEEN ANY OF THE
REVERSE: A FLIGHT FROM QUALITY?

MS: No. International investors are big buyers of agency paper and so were justifiably nervous when questions arose about government guarantees that back these instruments. Extreme volatility in our equity markets didn't help matters. But, despite market turbulence, they have not withdrawn their capital, which is very good as it would aggravate an already problematical current account deficit.

HOW DO YOU SEE FIXED INCOME MARKETS AND THE OVERALL ECONOMY MOVING OVER THE NEXT 3-6 MONTHS?

MS: There's little doubt that the Fed will continue to raise rates until it sees some sign that the economy is slowing. When that will be, and how high rates will go in the meantime, is anyone's guess. For our part, we feel that rates will increase by 75 basis points, to 6.75%, by the end of the summer, thereby perpetuating the severe inversion in the yield curve that we've experienced for some time now. The economy will continue along on a brisk pace, but we feel that there will be a sequential slowing of growth as the year progresses. And, in fact, GDP growth slowed to 5.4% in the first quarter, down significantly from 7.5% in the fourth quarter of last year. We expect it will end the year at around 4.75% and slow further in 2001, although this number could change at any time given the volatility we've been experiencing lately.

Inflation will likely remain under control, but risks have risen. As measured by the Employment Cost Index, companies saw their labor costs rise 1.4% during the first quarter, the biggest jump in over 10 years. Elsewhere, the GDP price deflator, which tends to track inflation, grew by 2.7% during the first quarter, much higher than the 1.9% pace of the fourth quarter of 1999. So, we have some inflationary pressures building that may encourage the Fed to take more severe action than it has in the recent past.

IN LIGHT OF THE ABOVE, HOW ARE YOU POSITIONING THE FUND?

MS: In an environment of monetary tightening by the Federal Reserve, we intend to maintain our high concentration level in repurchase agreements. These instruments are reset every day, so if the Fed moves rates from 6% to 6.5%, you'll capture a good part of this immediately. Beyond this, we are looking to buy out in the one-year area opportunistically. This barbell strategy has served us well for some time, and we see no reason to change it now.

GLOSSARY OF TERMS


AVERAGE MATURITY: The weighted average time to maturity of the entire portfolio with the weights equal to the percentage of the portfolio invested in each security (see Maturity).

CREDIT RATING: The rating assigned to a bond or note by independent rating agencies such as Standard & Poor's Corporation and Moody's Investors Service. In evaluating creditworthiness, these agencies assess the issuer's present financial condition and future ability and willingness to make principal and interest payments when due.

CREDIT RISK: Financial risk that an obligation will not be paid and a loss will result.

LETTER OF CREDIT: Instrument or document issued by a bank guaranteeing the payment of a customer's drafts up to a stated amount and virtually eliminating the seller's risk.

MATURITY: The date on which the life of a financial instrument ends through cash or physical settlement or expiration with no value or the date a security comes due and fully payable.

VARIABLE RATE DEMAND NOTE: Note representing borrowings that is payable on demand and that bears interest tied to a base money market rate, usually the bank prime rate. The rate on the note is adjusted upward or downward each time the base rate changes.

YIELD: Coupon rate of interest on a bond divided by the purchase price. As a bond's price falls, its yield rises and vice versa.

YIELD CURVE: A graph showing the term structure or level of interest rates ranging from the shortest to the longest maturities. The resulting curve shows if short-term interest rates are higher or lower than long-term rates. Normally, the longer the bond, the higher the yield it offers, resulting in a positive yield curve. An inverted yield curve can occur when there are supply/demand imbalances for various maturities, which results in short-term rates at higher levels than longer-term instruments.

YIELD SPREAD: The difference in yield between different types of securities. For example, if a Treasury bond is yielding 6.00% and a municipal is yielding 5.00%, the yield spread is 1.00% or 100 basis points.

FUND FACTS


INVESTMENT OBJECTIVE
J.P. Morgan Institutional Treasury Money Market Fund seeks to provide high current income consistent with the preservation of capital and same-day liquidity. It is designed for investors who seek to preserve capital and earn current income from a portfolio of direct obligations of the U.S. Treasury and obligations of certain U.S. government agencies.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
7/8/97


--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/00
$335,748,455


--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 4/30/00
$1,069,236,711


--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY


--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
MONTHLY
LONG-TERM CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/13/00


EXPENSE RATIO
The fund's current annualized expense ratio of 0.20% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.


FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 2000

DAYS TO MATURITY
(PERCENTAGE OF TOTAL INVESTMENTS)


[CHART]


   0-30 DAYS 79.8%
   31-60 DAYS 4.0%
   90+ DAYS 16.2%


CURRENT 7-DAY YIELD
5.64%*


AVERAGE MATURITY
41 days



*YIELD REFLECTS THE REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, THE CURRENT 7-DAY YIELD WOULD HAVE BEEN 5.48%. YIELDS REPRESENT PAST PERFORMANCE AND WILL FLUCTUATE.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC., SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. WHILE THE FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Opinions expressed herein and other fund data presented are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

ASSETS
Investment in The Treasury Money Market Portfolio
  ("Portfolio"), at value                          $337,167,741
Receivable for Expense Reimbursements                    78,035
Deferred Organization Expenses                            4,608
Prepaid Trustees' Fees                                      951
Prepaid Expenses and Other Assets                         1,037
                                                   ------------
    Total Assets                                    337,252,372
                                                   ------------
LIABILITIES
Dividends Payable to Shareholders                     1,433,154
Shareholder Servicing Fee Payable                        24,965
Administrative Services Fee Payable                       6,024
Fund Services Fee Payable                                   182
Accrued Expenses                                         39,592
                                                   ------------
    Total Liabilities                                 1,503,917
                                                   ------------
NET ASSETS
Applicable to 335,814,600 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $335,748,455
                                                   ============
Net Asset Value, Offering and Redemption Price
  Per Share                                               $1.00
                                                           ----
                                                           ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $335,814,600
Accumulated Net Realized Loss on Investment             (66,145)
                                                   ------------
    Net Assets                                     $335,748,455
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                     $8,210,845
Allocated Portfolio Expenses (Net of
  Reimbursement of $67,647)                                     (294,593)
                                                              ----------
    Net Investment Income Allocated from
      Portfolio                                                7,916,252
FUND EXPENSES
Shareholder Servicing Fee                          $ 146,956
Administrative Services Fee                           36,129
Registration Fees                                      9,950
Transfer Agent Fees                                    8,252
Professional Fees                                      6,035
Fund Services Fee                                      2,471
Administration Fee                                     1,737
Trustees' Fees and Expenses                            1,507
Amortization of Organization Expenses                  1,047
Miscellaneous                                          8,517
                                                   ---------
    Total Fund Expenses                              222,601
Less: Reimbursement of Expenses                     (223,140)
                                                   ---------
NET FUND EXPENSES                                                   (539)
                                                              ----------
NET INVESTMENT INCOME                                          7,916,791
NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                      (44,108)
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $7,872,683
                                                              ==========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                    MONTHS ENDED    FOR THE FISCAL
                                                   APRIL 30, 2000     YEAR ENDED
                                                    (UNAUDITED)    OCTOBER 31, 1999
                                                   --------------  ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $   7,916,791   $    13,830,263
Net Realized Loss on Investment Allocated from
  Portfolio                                              (44,108)          (14,745)
                                                   -------------   ---------------
    Net Increase in Net Assets Resulting from
      Operations                                       7,872,683        13,815,518
                                                   -------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 (7,916,791)      (13,830,263)
                                                   -------------   ---------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (AT
  A CONSTANT $1.00 PER SHARE)
Proceeds from Shares of Beneficial Interest Sold     548,367,241       913,168,533
Reinvestment of Dividends                              4,685,110        10,847,300
Cost of Shares of Beneficial Interest Redeemed      (486,417,255)     (886,162,773)
                                                   -------------   ---------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                             66,635,096        37,853,060
                                                   -------------   ---------------
    Total Increase in Net Assets                      66,590,988        37,838,315
NET ASSETS
Beginning of Period                                  269,157,467       231,319,152
                                                   -------------   ---------------
End of Period                                      $ 335,748,455   $   269,157,467
                                                   =============   ===============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a unit outstanding throughout each period are as follows:

                                                                                              FOR THE PERIOD
                                             FOR THE SIX      FOR THE FISCAL YEAR ENDED        JULY 8, 1997
                                             MONTHS ENDED            OCTOBER 31,             (COMMENCEMENT OF
                                            APRIL 30, 2000    --------------------------    OPERATION) THROUGH
                                             (UNAUDITED)         1999            1998        OCTOBER 31, 1997
                                            --------------    ----------      ----------    ------------------
NET ASSET VALUE PER UNIT, BEGINNING OF
  PERIOD                                       $   1.00        $   1.00        $   1.00          $   1.00
                                               --------        --------        --------          --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                            0.0268          0.0476          0.0539            0.0176
Net Realized Gain (Loss) on Investment          (0.0000)(a)     (0.0000)(a)     (0.0000)(a)       (0.0000)(a)
                                               --------        --------        --------          --------
Total from Investment Operations                 0.0268          0.0476          0.0539            0.0176
                                               --------        --------        --------          --------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                           (0.0268)        (0.0476)        (0.0539)          (0.0176)
Net Realized Gain                                    --              --         (0.0000)(a)       (0.0000)(a)
                                               --------        --------        --------          --------
Total Distributions to Shareholders             (0.0268)        (0.0476)        (0.0539)          (0.0176)
                                               --------        --------        --------          --------

NET ASSET VALUE PER UNIT, END OF PERIOD        $   1.00        $   1.00        $   1.00          $   1.00
                                               ========        ========        ========          ========

RATIOS AND SUPPLEMENTAL DATA
Total Return                                       2.71%(b)        4.86%           5.53%             1.77%(b)
Net Assets, End of Period (in thousands)       $335,748        $269,157        $231,319          $ 80,924
Ratio to Average Net Assets
  Net Expenses                                     0.20%(c)        0.20%           0.11%             0.04%(c)
  Net Investment Income                            5.39%(c)        4.72%           5.37%             5.53%(c)
  Expenses without Reimbursement                   0.50%(c)        0.40%           0.44%             1.10%(c)

------------------------
(a) Less than $0.0001.

(b) Not annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Institutional Treasury Money Market Fund (the "fund") is a separate series of J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on July 8, 1997.

The fund invests all of its investable assets in The Treasury Money Market Portfolio (the "portfolio"), a no-load diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (31% at April 30, 2000). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income and net realized capital gains, if any, are declared as dividends daily and paid monthly. Net short-term capital gains, if any, will be distributed in accordance with the requirements of the Internal Revenue Code of 1986 (the "Code"), as amended and may be reflected in the fund's daily dividends. Substantially all the realized net long-term capital gains, if any, are declared and paid annually, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the fund.

   d) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   e) The fund incurred organization expenses in the amount of $10,566. These costs were deferred and are being amortized on a straight-line basis over a five years period from the commencement of operations.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Code, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   g) For federal income tax purposes, the fund had a capital loss carryforward at October 31, 1999 of $22,037 of which $7,292 expires in 2006 and $14,745 expires in 2007. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 2000, the fee for these services amounted to $1,737.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds invest (the "master portfolios") and J. P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J. P. Morgan Series Trust. For the six months ended April 30, 2000, the fee for these services amounted to $36,129.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.20% of average daily net assets of the fund. For the six months ended April 30, 2000, J.P. Morgan has agreed to reimburse the fund $290,787 for expenses under this agreement. This reimbursement arrangement can be changed or terminated at any time after February 28, 2001 at the option of J.P. Morgan.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the six months ended April 30, 2000, the fee for these services amounted to $146,956.

J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $2,471 for the six months ended April 30, 2000.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J. P . Morgan Funds, the master portfolios and
      J. P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of these total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $500.

The Treasury Money Market Portfolio
Semiannual Report April 30, 2000
(unaudited)
(The following pages should be read in conjunction with J.P. Morgan Institutional Treasury Money Market Fund
Semiannual Financial Statements)

THE TREASURY MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
APRIL 30, 2000
--------------------------------------------------------------------------------

  PRINCIPAL                                                                    YIELD TO
    AMOUNT                                                          MATURITY   MATURITY/
(IN THOUSANDS)                 SECURITY DESCRIPTION                   DATE       RATE          VALUE
--------------   -------------------------------------------------  ---------  ---------  ---------------
U.S. TREASURY OBLIGATIONS (18.6%)
$     110,000    United States Treasury Notes.....................  12/31/00      4.625%  $  108,778,404
       50,000    United States Treasury Notes.....................  11/30/00      4.625       49,560,242
       40,000    United States Treasury Notes.....................  06/30/00      5.875       40,028,154
                                                                                          --------------
                     TOTAL U.S. TREASURY OBLIGATIONS..............                           198,366,800
                                                                                          --------------
REPURCHASE AGREEMENTS (73.8%)
       45,000    Chase Repurchase Agreement, dated 04/28/00, at
                   5.700%, proceeds include interest $45,021,375
                   (collateralized by $50,305,000 U.S. Treasury
                   Note, 4.75%, due 11/15/08, valued at
                   $45,901,883)...................................  05/01/00      5.700       45,000,000
       45,000    Credit Suisse First Boston Repurchase Agreement,
                   dated 04/28/00, at 5.700%, proceeds include
                   interest $45,021,375 (collateralized by
                   $46,250,000 U.S. Treasury Note, 6.50%, due
                   03/31/02, valued at $46,350,025)...............  05/01/00      5.700       45,000,000
      160,000    Deutsche Repurchase Agreement, dated 04/28/00, at
                   5.700%, proceeds include interest $160,076,000
                   (a)............................................  05/01/00      5.700      160,000,000
       45,000    Goldman Sachs Repurchase Agreement, dated
                   04/28/00, at 5.6700%, proceeds include interest
                   $45,021,263 (b)................................  05/01/00      5.670       45,000,000
       45,000    Greenwich Repurchase Agreement, dated 04/28/00,
                   at 5.710%, proceeds include interest
                   $45,021,413 (collateralized by $38,857,000 U.S.
                   Treasury Bonds, 6.50% through 8.125%, due
                   08/15/19 through 11/15/26, valued at
                   $45,901,138)...................................  05/01/00      5.710       45,000,000
       45,000    Lehman Repurchase Agreement, dated 04/28/00, at
                   5.700%, proceeds include interest $45,021,375
                   (c)............................................  05/01/00      5.700       45,000,000
       45,000    Merrill Lynch Repurchase Agreement, dated
                   04/28/00, at 5.7000%, proceeds include interest
                   $45,021,375 (d)................................  05/01/00      5.700       45,000,000
       45,000    Morgan Repurchase Agreement, dated 04/28/00, at
                   5.700%, proceeds include interest $45,021,375
                   (collateralized by $46,310,000 U.S. Treasury
                   Note, 4.500%, due 09/30/00, valued at
                   $46,129,512)...................................  05/01/00      5.700       45,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

  PRINCIPAL                                                                    YIELD TO
   AMOUNT                                                           MATURITY   MATURITY/
(IN THOUSANDS)                 SECURITY DESCRIPTION                   DATE       RATE         VALUE
--------------   -------------------------------------------------  ---------  ---------  ---------------
REPURCHASE AGREEMENTS (CONTINUED)
$     160,000    Salomon Repurchase Agreement, dated 04/28/00, at
                   5.720%, proceeds include interest $160,076,267
                   (e)............................................  05/01/00      5.720%  $  160,000,000
      154,682    Wesdeutsche Landesbank Repurchase Agreement,
                   dated 04/28/00, at 5.700%, proceeds include
                   interest $154,755,474 (f)......................  05/01/00      5.700      154,682,000
                                                                                          --------------
                     TOTAL REPURCHASE AGREEMENTS..................                           789,682,000
                                                                                          --------------
                 TOTAL INVESTMENTS AT AMORTIZED COST AND VALUE (92.4%)..................     988,048,800
                 OTHER ASSETS IN EXCESS OF LIABILITIES (7.6%)...........................      81,187,911
                                                                                          --------------
                 NET ASSETS (100.0%)....................................................  $1,069,236,711
                                                                                          ==============

------------------------------
(a) Collateralized by:
  U.S. Treasury Note $1,620,000, 5.500% due 12/31/00
  U.S. Treasury Bonds $90,734,000, 6.250% through 6.750% due 08/15/23 through
11/15/26
  U.S. Treasury Bill $23,872,000 due 07/06/00
  U.S. Treasury STRIP $134,445,000 due 11/15/18
  Valued at $163,200,115

(b) Collateralized by:
  U.S. Treasury Notes $44,363,000, 5.625% through 7.875% due 09/30/01 through
11/15/04
  U.S. Treasury Bond $1,070,000, 12.000% due 8/15/13
  Valued at $45,900,353

(c) Collateralized by:
  U.S. Treasury Note $24,454,000, 6.000% due 07/31/02
  U.S. Treasury Bond $18,545,000, 11.125% due 08/15/03
  Valued at $45,888,253

(d) Collateralized by:
  U.S. Treasury Note $16,305,000, 5.500% due 02/28/03
  U.S. Treasury STRIP $42,260,000, 10.750% due 08/15/05
  Valued at $45,900,219

(e) Collateralized by:
  U.S. Treasury Notes $85,735,000, 5.875% due 10/31/01 through 11/15/05
  U.S. Treasury Bill $77,590,000 due 08/17/00
  Valued at $163,263,447

(f) Collateralized by:
  U.S. Treasury Note $5,000, 5.250% due 08/15/03
  U.S. Treasury Bond $137,120,000, 7.500% due 11/15/16
  Valued at $157,780,377

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at Amortized Cost and Value            $  198,366,800
Repurchase Agreements at Amortized Cost and Value     789,682,000
Cash                                                          420
Receivable for Investments Sold                        75,001,915
Interest Receivable                                     6,377,542
Receivable for Expense Reimbursement                       72,025
Prepaid Trustees' Fees                                      2,148
Prepaid Expenses and Other Assets                           2,802
                                                   --------------
    Total Assets                                    1,069,505,652
                                                   --------------
LIABILITIES
Advisory Fee Payable                                      169,974
Administrative Services Fee Payable                        21,505
Fund Services Fee Payable                                     772
Administration Fee Payable                                    586
Accrued Expenses                                           76,104
                                                   --------------
    Total Liabilities                                     268,941
                                                   --------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $1,069,236,711
                                                   ==============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                                $27,154,830
EXPENSES
Advisory Fee                                       $  963,322
Administrative Services Fee                           120,268
Custodian Fees and Expenses                            69,192
Professional Fees and Expenses                         19,912
Fund Services Fee                                       8,613
Trustees' Fees and Expenses                             6,118
Administration Fee                                      3,425
Miscellaneous                                           5,660
                                                   ----------
    Total Expenses                                  1,196,510
Less: Reimbursement of Expenses                      (222,744)
                                                   ----------
NET EXPENSES                                                       973,766
                                                               -----------
NET INVESTMENT INCOME                                           26,181,064
NET REALIZED LOSS ON INVESTMENTS                                  (151,520)
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $26,029,544
                                                               ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE SIX
                                                    MONTHS ENDED     FOR THE FISCAL
                                                   APRIL 30, 2000      YEAR ENDED
                                                     (UNAUDITED)    OCTOBER 31, 1999
                                                   ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    26,181,064  $    41,654,130
Net Realized Loss on Investments                          (151,520)         (49,014)
                                                   ---------------  ---------------
    Net Increase in Net Assets Resulting from
      Operations                                        26,029,544       41,605,116
                                                   ---------------  ---------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                        2,192,941,601    4,599,123,657
Withdrawals                                         (2,324,189,489)  (4,171,320,392)
                                                   ---------------  ---------------
    Net Increase (Decrease) from Investors'
      Transactions                                    (131,247,888)     427,803,265
                                                   ---------------  ---------------
    Total Increase (Decrease) in Net Assets           (105,218,344)     469,408,381
NET ASSETS
Beginning of Period                                  1,174,455,055      705,046,674
                                                   ---------------  ---------------
End of Period                                      $ 1,069,236,711  $ 1,174,455,055
                                                   ===============  ===============

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                           FOR THE PERIOD
                                                    FOR THE SIX    FOR THE FISCAL YEAR      JULY 7, 1997
                                                    MONTHS ENDED    ENDED OCTOBER 31,     (COMMENCEMENT OF
                                                   APRIL 30, 2000  --------------------  OPERATIONS) THROUGH
                                                    (UNAUDITED)      1999       1998      OCTOBER 31, 1997
                                                   --------------  ---------  ---------  -------------------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                              0.20%(a)    0.20%    0.12%                 0.04%(a)
  Net Investment Income                                     5.38%(a)    4.75%    5.35%                 5.52%(a)
  Expenses without Reimbursement                            0.25%(a)    0.24%    0.27%                 0.52%(a)

------------------------
(a) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Treasury Money Market Portfolio (the "portfolio") is one of two subtrusts ("portfolios") comprising Series Portfolio II. Series Portfolio II is registered under the Investment Company Act of 1940, as amended, as a no-load diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 9, 1997. The portfolio commenced operations on July 7, 1997. The portfolio's investment objective is to provide high current income consistent with the preservation of capital and same-day liquidity. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) Investments are valued at amortized cost which approximates market value. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instruments.

      The portfolio's custodian or designated subcustodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) Expenses incurred by Series Portfolio II with respect to any two or more portfolios in Series Portfolio II are allocated in proportion to the net assets of each portfolio in Series Portfolio II, except where allocations of direct expenses to each portfolio can otherwise to be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   d) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The cost of securities is substantially the same for book and tax purposes.

THE TREASURY MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio pays JPMIM at an annual rate of 0.20 % of the portfolio's average daily net assets up to $1 billion and 0.10% on any excess over $1 billion. For the six months ended April 30, 2000, such fees amounted to $963,322.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 2000, the fee for these services amounted to $3,425.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended April 30, 2000, the fee for these services amounted to $120,268.

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more 0.20% of the average daily net assets of the portfolio. For the six months ended April 30, 2000, J.P. Morgan has agreed to reimburse the portfolio $222,744 for expenses under this agreement. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $8,613 for the six months ended April 30, 2000.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series

THE TREASURY MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------
      Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,600.

J.P. MORGAN INSTITUTIONAL FUNDS
   PRIME MONEY MARKET FUND
   TREASURY MONEY MARKET FUND
   FEDERAL MONEY MARKET FUND
   TAX EXEMPT MONEY MARKET FUND
   TAX AWARE ENHANCED INCOME FUND:
      INSTITUTIONAL SHARES
   SHORT TERM BOND FUND
   BOND FUND
   GLOBAL STRATEGIC INCOME FUND
   TAX EXEMPT BOND FUND
   NEW YORK TAX EXEMPT BOND FUND
   CALIFORNIA BOND FUND: INSTITUTIONAL SHARES
   DIVERSIFIED FUND
   DISCIPLINED EQUITY FUND
   U.S. EQUITY FUND
   U.S. SMALL COMPANY FUND
   TAX AWARE DISCIPLINED EQUITY FUND:
      INSTITUTIONAL SHARES
   INTERNATIONAL EQUITY FUND
   EUROPEAN EQUITY FUND
   INTERNATIONAL OPPORTUNITIES FUND
   EMERGING MARKETS EQUITY FUND
   SMARTINDEX-TM- FUND: INSTITUTIONAL SHARES


FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722.
IMSAR365


J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND


SEMIANNUAL REPORT
APRIL 30, 2000